UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): February 21, 2008

Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	0-23340	62-0342590
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)

(770) 448-2193
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

On February 21, 2008, Rock-Tenn Company ("Rock-Tenn") issued a press release (the "Press Release") announcing its intention to offer senior notes in the aggregate principal amount of $200 million. A copy of the Press Release is attached hereto as Exhibit 99.1 and hereby incorporated herein.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

99.1 Press Release (furnished pursuant to Item 8.01)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY
(Registrant)

Date:	February 25, 2008	By:	/s/ Robert B. McIntosh
Robert B. McIntosh
Senior Vice-President, General Counsel and Secretary

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INDEX TO EXHIBITS

Exhibit Number and Description

99.1	Press Release (furnished pursuant to Item 8.01)

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